Exhibit 99

HSBC Finance Corporation
Supplement to the Form 10-K for the
period ended December 31, 2005
March, 2006

Forward Looking Statements

This document, and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report and HSBC Finance Corporation Annual Report on Form 10-K for the year ended December 31, 2005.

Basis of Reporting

•	International Financial Reporting Standards (“IFRSs”) Prior to January 1, 2005, HSBC Holdings plc (“HSBC”) reported results on a U.K. GAAP basis. The European Union has determined that all European listed companies are required to prepare their consolidated financial statements using IFRSs by 2005. As a result, HSBC began reporting its financial results under IFRSs rather than U.K. GAAP with its release of interim financial results for the six months ended June 30, 2005.

•	Managed Basis (a non-GAAP financial measure) assumes that securitized customer loans have not been sold and remain on our balance sheet.

•	Management Basis In addition to managed basis reporting, we also monitor our operations and evaluate trends on a Management basis (a non-GAAP financial measure). Management basis reporting, in addition to the managed basis adjustments, assumes that the Mortgages and Private Label customer loans transferred to HSBC’s U.S. banking subsidiary, HSBC Bank USA, N.A. (“HSBC Bank USA”), have not been sold and remain on the balance sheet. We also monitor our operations and evaluate trends on a management basis because the customer loan sales to HSBC Bank USA were conducted primarily to more appropriately fund prime customer loans within the HSBC Group and such customer loans continue to be managed and serviced by us without regard to ownership. Furthermore, we also review operating results and make decisions about allocating resources such as employees on a management basis.

When reporting on a management basis, net interest income, fee income and loan impairment charges are adjusted to include the activity associated with these customer loans transferred to HSBC Bank USA. Gains on sales and the related servicing fees are eliminated. We believe that management basis information enables readers, investors and other interested parties to better understand the overall performance and related trends of our consumer finance business.

Certain adjustments have been made to conform to the current period presentation.

•	IFRS Management Basis (a non-GAAP financial measure) represents management basis plus IFRS adjustments. In this document, the term “customer loans” is synonymous to “receivables” in our U.S. GAAP financial statements.

•	International Accounting Standards (“IAS”) Lite Management Basis excludes application of: IAS 32, “Financial Instruments: Disclosure and Presentation;” IAS 39, “Financial Instruments: Recognition and Measurement;” and IFRS 4, “Insurance Contracts.”

HSBC Finance Corporation – 2005 Highlights
IFRS Management Basis (A Non-GAAP Measure)

•	Adjusted Profit up 13% on the second half of 2004 and 9% year-over-year

•	Customer loans grew 16% year-over-year, excluding Metris acquisition and UK loan sale

–	Major growth contributors were real estate secured, MasterCard/Visa,(1) and auto finance

–	Good organic growth

–	Completed Metris acquisition, adding $5.3 billion of customer loans, strengthening full spectrum lending capabilities

•	Strong expense management year-over-year

–	Expenses flat over 3 half years, December 2005, June 2005 and December 2004; average customer loans up 19% over the second half of 2004 and 9% over the first half of 2005

•	Net interest margin compression consistent with current market environment

–	Higher funding costs more than offset re-pricing initiatives

•	Risk Adjusted Revenue (“RAR”) was 6.1% at December 31, 2005

–	Excluding estimates for bankruptcy legislation change and Hurricane Katrina (“Katrina”) impacts, fourth quarter 2005 RAR was 6.5%, in line with third quarter 2005 and fourth quarter 2004

•	Underlying credit results strong

–	Stronger analytics and improved collections complemented by favorable U.S. economy

–	Reflects growing mix of near-prime loans and shift to lower risk products and customers in real estate secured and auto finance

•	Impact of new U.S. bankruptcy legislation effective October 17, 2005

–	Fourth quarter included an estimated $145 million of higher charge-offs, primarily in the MasterCard/Visa portfolio, substantially covered by existing allowances

–	$128 million of higher loan impairment charges in the fourth quarter to cover estimated secured and personal non-credit card charge-offs

–	Bankruptcy filings subsequent to legislation change have decreased dramatically

–	Some bankrupt charge-offs are an acceleration of charge-offs that would have otherwise occurred in future periods

(1)	MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

	H2 05	H1 05	H2 04
	IFRS	IFRS(1)	IAS Lite

	(millions $)
Net Interest Income	$5,650	$5,162	$5,613
Other Operating Income	1,768	2,090	1,378

Total Operating Income	7,418	7,252	6,991
Loan Impairment Charges	2,880	2,321	2,847
Loan Impairment Charges, Katrina related	202	—	—
Operating Expenses	2,698	2,627	2,659

Profit Before Tax	1,638	2,304	1,485
Tax Expense	393	770	515

Profit for the Period	$1,245	$1,534	$970
Adjustments, net of Tax Expense:
Katrina impact	139	—	—
Gain on sale of U.K. loans	(176)	—	—
FFIEC implementation charge	—	—	98

Adjusted Profit for the Period	$1,208	$1,534	$1,068

Cost Efficiency Ratio	36.4%	36.2%	38.0%
Expenses/ Average Customer Loans	3.4%	3.7%	4.0%

(1)	The first half of 2005 net interest income and other income related to the adoption of IAS 39, fair value option, were adjusted to conform to the current period presentation.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

	Twelve Months Ended
	December 31,

	2005	2004 IAS
	IFRS	Lite

	(millions $)
Net Interest Income	$10,812	$11,256
Other Operating Income	3,858	2,787

Total Operating Income	14,670	14,043
Loan Impairment Charges	5,201	5,345
Loan Impairment Charges, Katrina related	202	—
Operating Expenses	5,325	5,087

Profit Before Tax	3,942	3,611
Tax Expense	1,163	1,204

Profit for the Period	2,779	2,407
Adjustments, net of Tax Expense:
Katrina impact	139	—
Gain on sale of U.K. loans	(176)	—
FFIEC implementation charge	—	98

Adjusted Profit for the Period	$2,742	$2,505

Cost Efficiency Ratio	36.3%	36.2%
Expenses/ Average Customer Loans	3.5%	4.0%

HSBC Finance Corporation
Key Ratios – Management Basis (A Non-GAAP Measure)(1)

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3.

(2)	Excludes impact of initial FFIEC implementation.

(3)	Excluding the estimated impacts of Katrina and bankruptcy legislation change, fourth quarter 2005 RAR was 6.5% and ROMA was 1.3%.

(4)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133. Third and fourth quarter 2005 ROMA include the impacts of Katrina and bankruptcy legislation change.

HSBC Finance Corporation
Credit Quality – Management Basis (A Non-GAAP Measure)(1)

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3. For further information, see Credit Quality discussion in HSBC Finance Corporation’s 2005 Annual Report on Form 10-K.

(2)	Fourth quarter 2004 charge-offs and RAR exclude the impact of initial FFIEC implementation.

(3)	Excluding the estimated impacts of Katrina and bankruptcy legislation change, fourth quarter 2005 RAR was 6.5% and charge-offs were 2.9%.

(4)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

CUSTOMER LOANS

				Dec 05
				Increase/(Decrease)

				%

	Dec 05	June 05	Dec 04	June 05	De 04

	(millions $)
Branch Real Estate	$41,341	$39,081	$36,211	6%	14%
Correspondent Real Estate	46,020	38,049	33,804	21	36

Real Estate Secured	87,361	77,130	70,015	13	25
MasterCard/ Visa	25,819	22,192	22,225	16	16
Private Label	19,656	18,014	18,981	9	4
Auto Finance	11,911	10,838	10,237	10	16
Personal Non-credit Card	20,745	19,756	19,641	5	6
Commercial and Other	33	72	127	(54)	(74)

Total Customer Loans(1)	$165,525	$148,002	$141,226	12%	17%

(1)	Excluding the Metris acquisition of $5,326 million and the UK card sale of $(3,142) million, total customer loan growth from June 2005 and December 2004 was 10% and 16%, respectively.

HSBC Finance Corporation
2005 Business Unit Highlights

Retail Branch Channel	Correspondent/
(HFC/ Beneficial)	Wholesale Channel
• Continued strong loan growth

  – Real estate secured products up
   14% year-over-year

     ☐ Includes both near-prime and           subprime segments

     ☐ Junior liens a good source of growth

  – Unsecured loan growth driven by successful direct mail campaigns

     ☐ Good success in selling real estate secured loans to this growing base of new customers

• Cross sell volume continues to expand

  – Auto loans and credit card sales in branches contribute to growth

• Credit quality remains stable

• Improving returns reflect pricing changes; tailoring pricing to better align with credit performance	• Continued strong real estate secured volumes

  – Portfolio up 36% year-over-year

• Broadened distribution channels through   diversifying flow originators

• Expanded junior lien production

• Credit quality remains stable

HSBC Finance Corporation 2005 Business Unit Highlights

Credit Card

•	Strong profits, solid organic loan and good operating income growth

•	Expanded net interest margin by growing non-prime book and repricing efforts

•	Strong growth in fee and other operating income due to growing portfolio and higher interchange fees

•	Underlying credit quality strong, absent bankruptcy legislation impact

•	Strong risk adjusted revenue contributed to higher ROMA

•	Acquired Metris with $5.3 billion of customer loans

•	Now ranked the fifth largest U.S. MasterCard/ Visa issuer (based on receivables), according to The Nilson Report

•	Impact of change in minimum payment guidelines being assessed
Private Label

•	Growing commercial card capability including OfficeMax and Advanced Auto Parts

•	Continued strong merchant renewals; nine new retail merchants signed including The Neiman Marcus Group, Inc. and The Bon-Ton Stores, Inc.

•	Overall credit quality strong based on continued improvements in front-end underwriting tools and collections management

•	Impact of change in minimum payment guidelines being assessed

HSBC Finance Corporation 2005 Business Unit Highlights

Auto

•	Strong organic growth, primarily in the near-prime portfolio

•	Receivable mix shift toward near-prime producing lower charge-offs and better risk adjusted revenues

•	Expanded distribution through direct to consumer, dealer and strategic alliance channels

•	Improved collections and active portfolio management
International
Canada

•	Strong loan growth and strong profitability

•	Branch expansion contributed to strong growth in unsecured and real estate secured products

•	Growth initiatives in auto and credit card contributed favorably to results

•	Acquired Invis, one of Canada’s largest mortgage brokers

–	Supplements growth of newly established centralized mortgage operation

•	Credit quality stable
UK

•	Credit card business sold to HSBC Bank plc as part of integration and efficiency efforts

•	Focus remains on credit and loss mitigation in a continued challenging environment

________________________________________________________________________________
Appendix

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Income Statement
IFRS Management Basis

	Six Months Ended 12/31/05			Six Months Ended 6/30/05			Six Months Ended 12/31/04

		IFRS			IFRS			IAS Lite
		Management	IFRS		Management	IFRS		Management	IAS Lite
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Net interest income	$4,461	$1,189	$5,650	$3,923	$1,239	$5,162	$4,052	$1,561	$5,613
Other operating income	2,245	(477)	1,768	2,586	(496)	2,090	2,798	(1,420)	1,378

Total operating income	6,706	712	7,418	6,509	743	7,252	6,850	141	6,991

Loan impairment charges	2,491	389	2,880	1,872	449	2,321	2,409	438	2,847
Loan impairment charges, Katrina related	180	22	202	-	-	-	-	-	-
Operating expenses	3,025	(327)	2,698	2,984	(357)	2,627	2,870	(211)	2,659

Profit before tax	1,010	628	1,638	1,653	651	2,304	1,571	(86)	1,485
Tax expense	336	57	393	555	215	770	534	(19)	515

Profit for the period	$674	$571	$1,245	$1,098	$436	$1,534	$1,037	$(67)	$970

Adjustments, net of tax expense:
Katrina impact	-	139	139	-	-	-	-	-	-
Gain on sale of private label receivables	-	-	-	-	-	-	(423)	423	-
Gain on sale of U.K. loans	-	(176)	(176)	-	-	-	-	-	-
FFIEC implementation charge	-	-	-	-	-	-	121	(23)	98

Adjusted profit for the period	$674	$534	$1,208	$1,098	$436	$1,534	$735	$333	$1,068

Cost Efficiency Ratio:
Total operating expenses	$3,025	$(327)	$2,698	$2,984	$(357)	$2,627	$2,870	$(211)	$2,659
Policyholders’ benefits	(218)	218	-	(238)	238	-	(206)	206	-

Total operating expenses, excluding policyholders’ benefits	$2,807	$(109)	$2,698	$2,746	$(119)	$2,627	$2,664	$(5)	$2,659

Net interest income and other operating income	$6,706	$712	$7,418	$6,509	$743	$7,252	$6,850	$141	$6,991
Policyholders’ benefits	(218)	218	-	(238)	238	-	(206)	206	-

Net interest income and other operating income, excluding policyholders’ benefits	$6,488	$930	$7,418	$6,271	$981	$7,252	$6,644	$347	$6,991

Cost efficiency ratio	43.3%		36.4%	43.8%		36.2%	40.1%		38.0%

Adjusted profit for the period growth:
Profit for the period	$674	$534	$1,208	$1,098	$436	$1,534	$735	$333	$1,068
IFRS management basis profit for the period growth:
12/31/05 compared to 12/31/04			13%

1

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Income Statement
IFRS Management Basis

	Twelve Months Ended 12/31/05			Twelve Months Ended 12/31/04

		IFRS			IAS Lite
		Management	IFRS		Management	IAS Lite
	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Net interest income	$8,384	$2,428	$10,812	$7,802	$3,454	$11,256
Other operating income	4,831	(973)	3,858	5,073	(2,286)	2,787

Total operating income	13,215	1,455	14,670	12,875	1,168	14,043

Loan impairment charges	4,363	838	5,201	4,334	1,011	5,345
Loan impairment charges, Katrina related	180	22	202	-	-	-
Operating expenses	6,009	(684)	5,325	5,601	(514)	5,087

Profit before tax	2,663	1,279	3,942	2,940	671	3,611
Tax expense	891	272	1,163	1,000	204	1,204

Profit for the period	$1,772	$1,007	$2,779	$1,940	$467	$2,407

Adjustments, net of tax expense:
Katrina impact	-	139	139	-	-	-
Gain on sale of private label receivables	-	-	-	(423)	423	-
Gain on sale of U.K. loans	-	(176)	(176)	-	-	-
FFIEC implementation charge	-	-	-	121	(23)	98

Adjusted profit for the period	$1,772	$970	$2,742	$1,638	$867	$2,505

Cost Efficiency Ratio:
Total operating expenses	$6,009	$(684)	$5,325	$5,601	$(514)	$5,087
Policyholders’ benefits	(456)	456	-	(412)	412	-

Total operating expenses, excluding policyholders’ benefits	$5,553	$(228)	$5,325	$5,189	$(102)	$5,087

Net interest income and other operating income	$13,215	$1,455	$14,670	$12,875	$1,168	$14,043
Policyholders’ benefits	(456)	456	-	(412)	412	-

Net interest income and other operating income, excluding policyholders’ benefits	$12,759	$1,911	$14,670	$12,463	$1,580	$14,043

Cost efficiency ratio	43.5%		36.3%	41.6%		36.2%

Adjusted profit for the period growth:
Profit for the period	$1,772	$970	$2,742	$1,638	$867	$2,505
IFRS management basis profit for the period growth:			9%

2

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	December 31, 2005	December 31, 2004

	(dollars are in millions)
Net Interest Income:
Net interest income:
Owned basis	$2,298	$2,083
Management basis adjustments	473	524

Management basis	$2,771	$2,607

Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	-	57

Management basis net interest income adjusted for FFIEC	$2,771	$2,664

Average interest-earning assets:
Owned basis	$138,788	$116,778
Managed basis adjustments	5,757	18,602
Management basis adjustments	21,063	5,386

Management basis	$165,608	$140,766

Owned basis net interest margin	6.6%	7.1%
Management basis net interest margin	6.7	7.4
Management basis net interest margin adjusted for FFIEC	6.7	7.6

Return on Average Assets:
Profit for the period:
Owned basis	$393	$712
Management basis adjustments	53	(394)

Management basis	$446	$318

Adjusted profit for the period:
Owned basis	$393	$712
Management basis adjustments	53	(394)
Derivative adjustments	25	(148)
FFIEC implementation charge	-	121

Management basis adjusted for derivatives and FFIEC	$471	$291

Katrina and bankruptcy legislation change	87	-

Management basis adjusted for derivatives, FFIEC, Katrina and bankruptcy legislation change	$558	$291

Average assets:
Owned basis	$150,644	$134,316
Management basis adjustments	26,741	23,896

Management basis	$177,385	$158,212

Return on average owned assets	1.0%	2.1%
Return on average management assets	1.0	.8
Return on average management assets, adjusted for derivatives and FFIEC	1.1	.7
Return on average management assets, adjusted for derivatives, FFIEC, Katrina and bankruptcy legislation change	1.3	.7

3

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	December 31, 2005	December 31, 2004

	(dollars are in millions)
Managed Basis Risk Adjusted Revenue:
Net interest income	$2,431	$2,551
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,193	1,786
Less: Net charge-offs	(1,163)	(1,502)

Risk adjusted revenue	$2,461	$2,835

Gain on bulk sale of private label receivables	-	(663)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	-	309

Managed basis risk adjusted revenue – adjusted for non-recurring items	$2,461	$2,481

Management basis adjustments:
Net interest income	$340	$56
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	(86)	(899)
Less: Net charge-offs	(179)	(5)

Risk adjusted revenue, management basis adjustments	$75	$(848)

Gain on bulk sale of private label receivables	-	663
Katrina and bankruptcy legislation change	165	-

Risk adjusted revenue, management basis adjustments – adjusted for non-recurring items, Katrina and bankruptcy legislation change	$240	$(185)

Management basis:
Net interest income	$2,771	$2,607
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,107	887
Less: Net charge-offs	(1,342)	(1,507)

Risk adjusted revenue, management basis	$2,536	$1,987

Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	-	309
Katrina and bankruptcy legislation change	165	-

Management basis risk adjusted revenue – adjusted for non-recurring items, Katrina and bankruptcy legislation change	$2,701	$2,296

Average interest-earning assets:
Managed basis	$144,545	$135,380
Management basis adjustments	21,063	5,386

Management basis	$165,608	$140,766

Managed basis risk adjusted revenue	6.8%	8.4%
Management basis risk adjusted revenue	6.1	5.6
Managed basis risk adjusted revenue – adjusted for non-recurring items	6.8	7.3
Management basis risk adjusted revenue – adjusted for non-recurring items, Katrina and bankruptcy legislation change	6.5	6.5

4

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	December 31, 2005	December 31, 2004

	(dollars are in millions)
Consumer Net Charge-off Ratio:
Consumer net charge-offs:
Owned basis	$1,044	$1,127
Management basis adjustments	298	380

Management basis	$1,342	$1,507

Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	-	(202)

Management basis consumer net charge-offs – adjusted for FFIEC	$1,342	$1,305

Katrina and bankruptcy legislation change	(155)	-

Management basis consumer net charge-offs – adjusted for FFIEC, Katrina and bankruptcy legislation change	$1,187	$1,305

Average consumer receivables:
Owned basis	$134,647	$111,691
Management basis adjustments	26,817	23,993

Management basis	$161,464	$135,684

Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	-	53

Management basis average consumer receivables – adjusted for FFIEC	$161,464	$135,737

Owned basis consumer net charge-off ratio	3.1%	4.0%
Management basis consumer net charge-off ratio	3.3	4.4
Management basis consumer net charge-off ratio – adjusted for FFIEC	3.3	3.8
Management basis consumer net charge-off ratio – adjusted for FFIEC, Katrina and bankruptcy legislation change	2.9	3.8

Two-Months-and-Over Contractual Delinquency Ratio:
Consumer 2+ delinquency:
Owned basis	$5,366	$4,333
Management basis adjustments	725	1,246

Management basis	$6,091	$5,579

Consumer receivables:
Owned basis	$139,726	$106,564
Management basis adjustments	25,722	34,777

Management basis	$165,448	$141,341

Owned basis consumer 2+ delinquency ratio	3.8%	4.1%
Management basis consumer 2+ delinquency ratio	3.7	4.0

5

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
IFRS Management Basis

	As at December 31, 2005			As at June 30, 2005			As at December 31, 2004

		IFRS			IFRS			IAS Lite
		Management	IFRS		Management	IFRS		Management	IAS Lite
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Customer Loans
Branch real estate	$41,270	$71	$41,341	$39,091	$(10)	$39,081	$36,117	$94	$36,211
Correspondent real estate	41,556	4,464	46,020	32,839	5,210	38,049	28,703	5,101	33,804

Real estate secured	82,826	4,535	87,361	71,930	5,200	77,130	64,820	5,195	70,015
MasterCard/ Visa(1)	24,110	1,709	25,819	17,421	4,771	22,192	14,635	7,590	22,225
Private label	2,520	17,136	19,656	2,905	15,109	18,014	3,411	15,570	18,981
Auto finance	10,704	1,207	11,911	8,997	1,841	10,838	7,544	2,693	10,237
Personal non-credit card	19,545	1,200	20,745	17,255	2,501	19,756	16,128	3,513	19,641
Commercial and other	208	(175)	33	253	(181)	72	317	(190)	127

Total customer loans	$139,913	$25,612	$165,525	$118,761	$29,241	$148,002	$106,855	$34,371	$141,226

(1)	MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.

6